Applicable laws and regulations - Schedule of Leverage Ratio Cannot be Lower, at Any Time, than 3%. The Bank will Inform to SBP as Often as the Compliance with the Leverage Ratio is Determined (Details ) - USD ($)
$ in Thousands
	Dec. 31, 2024	Dec. 31, 2023
Applicable laws and regulations
Ordinary capital	$ 1,195,914	$ 1,070,734
Non-risk-weighted assets	$ 12,220,660	$ 10,994,085
Leverage ratio	9.80%	9.74%